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                            WARBURG PINCUS TRUST II

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     On October 26, 1999, the Trust's Board of Trustees determined to terminate the Trust and both of its Portfolios. Accordingly, effective immediately, the Portfolios will no longer be offered to investors.

Dated: November 1, 1999                                            TRBDF-16-1199